SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 6, 2007
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                          Synergy Financial Group, Inc.
             (Exact name of Registrant as specified in its Charter)


New Jersey                           0-50467                    52-2413926
--------------------------------------------------------------------------------
(State or other jurisdiction        (File No.)                (IRS Employer
of incorporation)                                         Identification Number)


310 North Avenue East, Cranford, New Jersey                       07016
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(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (800) 693-3838
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On February 6, 2007, Magdalena M. De Perez, a director of the Registrant, submitted notice to the Chairman of the Board of Directors of her resignation from the Registrant's Board of Directors. Ms. De Perez, who is a vice president for Wachovia Securities, LLC, resigned at the request of her employer, which discourages employees from serving as directors of publicly traded companies.

         Upon receipt of Ms. De Perez's resignation, the remaining directors of the Registrant unanimously voted to reduce the size of the Board of Directors to eight members.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          SYNERGY FINANCIAL GROUP, INC.



Date: February 8, 2007                      By:     /s/Kevin A. Wenthen
                                                    ----------------------------
                                                    Kevin A. Wenthen
                                                    Senior Vice President,
                                                    Chief Administrative Officer
                                                    and Corporate Secretary